UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2012

CIB Marine Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-24149	37-1203599
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1930 West Bluemound Road, Suite D, Waukesha, Wisconsin		53186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	262-695-6010

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 23, 2012, CIB Marine Bancshares, Inc. issued a press release announcing its financial results for the year ended December 31, 2011. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. In addition, on March 23, 2012, CIB Marine mailed a letter to its common shareholders announcing the same, a copy of which is attached at Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press release dated March 23, 2012.
Exhibit 99.2 - Shareholder letter dated March 23, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIB Marine Bancshares, Inc.

March 23, 2012	By:	Charles J. Ponicki

Name: Charles J. Ponicki
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 23, 2012.
99.2	Shareholder letter dated March 23, 2012.